Exhibit 10.5

配偶同意函

Spouse Consent Letter

致：杭州筑梦创享科技有限公司

To Hangzhou Building Dream Star Chuangxiang Technology Company Limited,

本人，李厚德(身份证号: [***])，为刘望霞 (身份证号: [***]) 的合法配偶，在此无条件并不可撤销地同意刘望霞于2020年11月3日签署的《独家业务合作协议》、《独家购买权协议》、《股权质押协议》和《表决权委托协议》（“合作系列协议”），并 同意【刘望霞】所持有的并登记于其名下的深圳市筑梦之星科技有限公司（“内资企业”）的所有股权（“股权”），将按照合作系列协议项下的安排进行处分。为了避免可能的争议，本人在此无条件且不可撤销地对贵司作出如下承诺和确认：

I am Li Houde (Identification Number: [***]), the legal spouse of Liu Wangxia (Identification Number: [***]). I hereby unconditionally and irrevocably agree to the Exclusive Business Cooperation Agreement, Exclusive Option Agreement, Equity Pledge Agreement and Voting Rights Proxy Agreement (hereinafter referred to as “Series of Cooperation Agreements”) signed b Liu Wangxia on November 3rd, 2020. I also agree that all the equity of Shenzhen Building DreamStar Technology Ltd. (hereinafter referred to as “Domestic Enterprise”) held by Liu Wangxia and registered under his/her name (such equity in Domestic Enterprise is hereinafter referred to as “Equity”) will be disposed according to the Series of Cooperation Agreements. In order to avoid possible disputes, I hereby unconditionally and irrevocably make the following commitment and confirmation:

1． 股权并不属于本人跟刘望霞的共同财产。

1. Equity does not belong to the common property of Liu Wangxia and I.

2．本人完全知晓且同意刘望霞签署合作系列协议，特别是本人完全知晓且独立、不可撤销地同意合作系列协议中关于刘望霞在内资企业及其子公司的股权权益的限制、出质、转让或以其他任何形式处分的约定。本人确认，在任何时点均将对合作系列协议的履行给予全部的配合。

2. I fully acknowledge and agree Liu Wangxia to sign the Series of Cooperation Agreements. In particular, I fully acknowledge and independently and irrevocably agree to the agreement made in the Series of Cooperation Agreements regarding the limitation, pledge, transfer or disposal of Equity rights in Domestic Enterprises and their subsidiaries. I confirm that I will give full cooperation to the implementation of the Series of Cooperation Agreements at any time.

3. 本人不会在任何时间采取任何行动阻碍合作系列协议项下股权的质押或处置安排，包括不限于主张股权构成本人与刘望霞之间的财产或共同财产，基于该等主张而主张参与内资企业的日常运 营管理或以任何方式影响本人配偶对该等股权的决定。在任何情况下，本人均不得出于与合作系列协议（及其不时的修订）项下相冲突之意图采取任何行动或者提出任何主张或者诉讼。

3. I will not take any action at any time to hinder the pledge or disposal of the Equity under Series of Cooperation Agreements, including but not limited to claiming that the Equity constitutes property or common property between Liu Wangxia and I, or claiming to participate in daily operation and management of Domestic Enterprise based on the abovementioned claims, or in any way influencing my spouse’s decision on the Equity. Under no circumstances shall I take any action or make any claims or litigation out of intent to conflict with the Series of Cooperation Agreements (and its amendments which is made from time to time).

4. 本人在此无条件地并不可撤销地放弃依照适用的法律可能授予本人的股权及因拥有股权而享有的任何权利或权益。

4. I hereby unconditionally and irrevocably waive the equity that may be granted to me in accordance with applicable laws and waive any rights or interests that I may enjoy by owing such equity.

5. 在任何情况下，本人的配偶刘望霞有权独自处理其持有的内资企业的股权及对应的资产，其履行合作系列协议以及进一步修改或终止合作系列协议并不需要本人另行授权或同意，本人不会采取任何可能影响或者妨碍刘望霞履行在合作系列协议下所承担的义务的行为，且本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保(经不时修订的)合作系列协议得到适当履行。

5. Under any circumstance, my spouse Liu Wangxia has the right to independently deal with the Equity and corresponding assets of the Domestic Enterprise held by him/her. My authorization or consent is not required for my spouse Liu Wangxia to perform, modify or terminate the Series of Cooperation Agreements. I will not take any actions that may affect or hinder my spouse’s performance of the obligations under the Series of Cooperation Agreements. I promise to sign all necessary documents and take all necessary actions to ensure the proper implementation of the Series of Cooperation Agreement (and its amendments which is made from time to time).

6. 本函所作之承诺、确认、同意、授权不因内资企业股权权益的增、减、合并或其他类似事件而发生撤销、减损、无效或其他不利变化。

6. The promises, confirmations, consents and authorizations made in this letter will not be revoked, reduced, invalid or otherwise adversely changed due to the increase, decrease, merger or other similar events of the equity interests of Domestic Enterprises

7. 本函所作之承诺、确认、同意、授权不因本人丧失民事行为能力、民事行为能力受限制、死亡，或者本人与刘望霞离异等类似事件而发生撤销、减损、无效或其他不利变化。

7. The promises, confirmations, consents and authorizations made in this letter shall not be revoked, reduced, invalid or otherwise adversely changed due to the loss or limitation of civil capacity, death, or divorce.

8. 本函所作之承诺、确认、同意、授权持续有效，直至贵司及本人双方书面确认终止。贵司、刘望霞无需因本人的前述承诺、确认、同意、授权而对本人做出包括货币或非货币的任何偿付。

8. The promises, confirmations, consents and authorizations made in this letter will remain valid until written confirmation of termination is made by your company and I. Your company and Liu Wangxia do not need to make any monetary or non-monetary reimbursement to me due to my aforesaid commitment, confirmation, consent and authorization.

9.  本函自本人签字即生效，效力期限与《独家购买权协议》的期限相同。

9.  This letter will be effective upon my signature, and its validity period is the same as that of the Exclusive Option Agreement.

10 .本函的其他未尽事项，包括但不限于适用法律、争议解决、定义及释义亦与合作系列协议的约定相同。

10. Any other matters not covered in this letter, including but not limited to applicable law, dispute resolution, definition and interpretation, are the same as those agreed in the Series of Cooperation Agreements

承诺人/Promisor:	/s/ LI Houde

日期/Date:	November 3rd, 2020

配偶同意函

Spouse Consent Letter

致：杭州筑梦创享科技有限公司

To Hangzhou Building Dream Star Chuangxiang Technology Company Limited,

本人，刘望霞 （身份证号:[***]），为李厚德（身份证号:[***]）的合法配偶，在此无条件并不可撤销地同意李厚德于2020年11月3日签署的《独家业务合作协议》、《独家购买权协议》、《股权质押协议》和《表决权委托协议》（“合作系列协议”），并同意李厚德所持有的并登记于其名下的深圳市筑梦之星科技有限公司（“内资企业”）的所有股权（“股权”），将按照合作系列协议项下的安排进行处分。为了避免可能的争议，本人在此无条件且不可撤销地对贵司作出如下承诺和确认：

I am Liu Wangxia (Identification Number: [***]), the legal spouse of Li Houde (Identification Number: [***]). I hereby unconditionally and irrevocably agree to the Exclusive Business Cooperation Agreement, Exclusive Option Agreement, Equity Pledge Agreement and Voting Rights Proxy Agreement (hereinafter referred to as “Series of Cooperation Agreements”) signed by Li Houde on November 3rd, 2020. I also agree that all the equity of Shenzhen Building DreamStar Technology Ltd. (hereinafter referred to as “Domestic Enterprise”) held by Li Houde and registered under his name (such equity in Domestic Enterprise is hereinafter referred to as “Equity”) will be disposed according to the Series of Cooperation Agreements. In order to avoid possible disputes, I hereby unconditionally and irrevocably make the following commitment and confirmation:

1． 股权并不属于本人跟李厚德的共同财产。

1. Equity does not belong to the common property of Li Houde and I.

2．本人完全知晓且同意李厚德签署合作系列协议，特别是本人完全知晓且独立、不可撤销地同意合作系列协议中关于李厚德在内资企业及其子公司的股权权益的限制、出质、转让或以其他任何形式处分的约定。本人确认，在任何时点均将对合作系列协议的履行给予全部的配合。

2. I fully acknowledge and agree Li Houde to sign the Series of Cooperation Agreements. In particular, I fully acknowledge and independently and irrevocably agree to the agreement made in the Series of Cooperation Agreements regarding the limitation, pledge, transfer or disposal of Equity rights in Domestic Enterprises and their subsidiaries. I confirm that I will give full cooperation to the implementation of the Series of Cooperation Agreements at any time.

3. 本人不会在任何时间采取任何行动阻碍合作系列协议项下股权的质押或处置安排，包括不限于主张股权构成本人与李厚德之间的财产或共同财产，基于该等主张而主张参与内资企业的日常运营管理或以任何方式影响本人配偶对该等股权的决定。在任何情况下，本人均不得出于与合作系列协议（及其不时的修订）项下相冲突之意图采取任何行动或者提出任何主张或者诉讼。

3. I will not take any action at any time to hinder the pledge or disposal of the Equity under Series of Cooperation Agreements, including but not limited to claiming that the Equity constitutes property or common property between Li Houde and I, or claiming to participate in daily operation and management of Domestic Enterprise based on the abovementioned claims, or in any way influencing my spouse’s decision on the Equity. Under no circumstances shall I take any action or make any claims or litigation out of intent to conflict with the Series of Cooperation Agreements (and its amendments which is made from time to time).

4. 本人在此无条件地并不可撤销地放弃依照适用的法律可能授予本人的股权及因拥有股权而享有的任何权利或权益。

4. I hereby unconditionally and irrevocably waive the equity that may be granted to me in accordance with applicable laws and waive any rights or interests that I may enjoy by owing such equity.

5. 在任何情况下，本人的配偶李厚德有权独自处理其持有的内资企业的股权及对应的资产，其履行合作系列协议以及进一步修改或终止合作系列协议并不需要本人另行授权或同意，本人不会采取任何可能影响或者妨碍李厚德履行在合作系列协议下所承担的义务的行为，且本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保(经不时修订的)合作系列协议得到适当履行。

5. Under any circumstance, my spouse Li Houde has the right to independently deal with the Equity and corresponding assets of the Domestic Enterprise held by him. My authorization or consent is not required for my spouse Li Houde to perform, modify or terminate the Series of Cooperation Agreements. I will not take any actions that may affect or hinder my spouse’s performance of the obligations under the Series of Cooperation Agreements. I promise to sign all necessary documents and take all necessary actions to ensure the proper implementation of the Series of Cooperation Agreement (and its amendments which is made from time to time).

6. 本函所作之承诺、确认、同意、授权不因内资企业股权权益的增、减、合并或其他类似事件而发生撤销、减损、无效或其他不利变化。

6. The promises, confirmations, consents and authorizations made in this letter will not be revoked, reduced, invalid or otherwise adversely changed due to the increase, decrease, merger or other similar events of the equity interests of Domestic Enterprises

7. 本函所作之承诺、确认、同意、授权不因本人丧失民事行为能力、民事行为能力受限制、死亡，或者本人与李厚德离异等类似事件而发生撤销、减损、无效或其他不利变化。

7. The promises, confirmations, consents and authorizations made in this letter shall not be revoked, reduced, invalid or otherwise adversely changed due to the loss or limitation of civil capacity, death, or divorce.

8. 本函所作之承诺、确认、同意、授权持续有效，直至贵司及本人双方书面确认终止。贵司、李厚德无需因本人的前述承诺、确认、同意、授权而对本人做出包括货币或非货币的任何偿付。

8. The promises, confirmations, consents and authorizations made in this letter will remain valid until written confirmation of termination is made by your company and I. Your company and Li Houde do not need to make any monetary or non-monetary reimbursement to me due to my aforesaid commitment, confirmation, consent and authorization.

9. 本函自本人签字即生效，效力期限与《独家购买权协议》的期限相同。

9. This letter will be effective upon my signature, and its validity period is the same as that of the Exclusive Option Agreement.

10. 本函的其他未尽事项，包括但不限于适用法律、争议解决、定义及释义亦与合作系列协议的约定相同。

10. Any other matters not covered in this letter, including but not limited to applicable law, dispute resolution, definition and interpretation, are the same as those agreed in the Series of Cooperation Agreements

承诺人/Promisor:	/s/ LIU Wangxia

日期/Date:	November 3rd, 2020